POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the " Company "), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Treasurer of the Company;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of January, 2000.

                                        __/s/________________________________
                                          Kenneth D. Trumpfheller
                                          Treasurer

STATE OF TEXAS                                                )
                                                     )        ss:

COUNTY OF TARRANT                                    )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7 day of January, 2000.

                                                              Matthew D. Denton
                                                              Notary Public

                                             My commission expires: 1/07/2003

                                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TANAKA FUNDS, INC., a corporation organized under the laws of the State of Maryland (hereinafter referred to as the "Company"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Director of the Company;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file any Amendment or Amendments to the Company's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of December, 1999.

                                           ___/s/____________________________
                                              Scott D. Stooker
                                                 Director

STATE OF NEW YORK                                    )
                                                     )        ss:
COUNTY OF NEW YORK                                   )

         Before me, a Notary Public, in and for said county and state, personally appeared SCOTT D. STOOKER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of December, 1999.

                                              C. Randolph Holladay
                                              Notary Public

                                              My commission expires: 8/3/2000